UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2015
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2015, U.S. Concrete, Inc. (the “Company”) and certain of its subsidiaries entered into that certain Second Amended and Restated Loan and Security Agreement (the “Second A/R Loan Agreement”) with certain financial institutions named therein as lenders (the “Lenders”) and Bank of America, N.A., as agent for the Lenders (the “Agent”), which amends and restates that certain First Amended and Restated Loan and Security Agreement, dated as of October 29, 2013, by and among the Company, certain of its subsidiaries, the Lenders and the Agent. Among other things, the Second A/R Loan Agreement increases the revolving commitments from $175.0 million to $250.0 million and extends the maturity date to the earlier of (i) November 18, 2020 and (ii) sixty days prior to the maturity date of the Company’s 8.5% Senior Secured Notes due 2018 (the “2018 Notes”) (if then outstanding) or the refinancing debt thereof, as applicable. The Second A/R Loan Agreement also includes an accordion feature that allows for increases in the total revolving commitments by as much as $100.0 million and amends the definition of “Borrowing Base” to (i) impose a cap on the borrowing base in connection with the ABL cap set forth in the Company’s 2018 Notes and (ii) give borrowing base credit to the value of certain machinery if the Lenders obtain first-priority liens on such machinery. Additionally, the applicable margin for each of the LIBOR loans and base rate loans was lowered so that, depending on the average availability under the Second A/R Loan Agreement, the applicable margin ranges from 1.25% to 1.75% for LIBOR Loans and 0.00% to 0.50% for base rate loans.

The foregoing description of the Second A/R Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Second A/R Loan Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Second A/R Loan Agreement set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1
Second Amended and Restated Loan and Security Agreement, dated as of November 18, 2015, by and among U.S. Concrete, Inc., certain of its subsidiaries parties thereto, certain lender parties thereto, and Bank of America, N.A., as agent for the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: November 19, 2015	By:	/s/ William J. Sandbrook
William J. Sandbrook
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit
10.1
Second Amended and Restated Loan and Security Agreement, dated as of November 18, 2015, by and among U.S. Concrete, Inc., certain of its subsidiaries parties thereto, certain lender parties thereto, and Bank of America, N.A., as agent for the lenders.